Derivative Instruments	12 Months Ended
Sep. 01, 2016
Derivative Instrument Detail [Abstract]
Derivative Instruments
Derivative Instruments

We use derivative instruments to manage a portion of our exposure to changes in currency exchange rates from our monetary assets and liabilities denominated in currencies other than the U.S. dollar. We have also had convertible note settlement obligations which were accounted for as derivative instruments as a result of our elections to settle conversions in cash. We do not use derivative instruments for speculative purpose.

Derivative Instruments without Hedge Accounting Designation

Currency Derivatives: To hedge our exposures of monetary assets and liabilities to changes in currency exchange rates, we generally utilize a rolling hedge strategy with currency forward contracts that mature within 35 days.  At the end of each reporting period, monetary assets and liabilities denominated in currencies other than the U.S. dollar are remeasured in U.S. dollars and the associated outstanding forward contracts are marked-to-market.  Currency forward contracts are valued at fair values based on the middle of bid and ask prices of dealers or exchange quotations (Level 2 fair value measurements). To mitigate the risk of the yen strengthening against the U.S. dollar on the MMJ creditor installment payments due in December 2014 and December 2015, we entered into forward contracts to purchase 20 billion yen on November 28, 2014 and 10 billion yen on November 27, 2015. In the first quarters of 2016 and 2015, we paid $21 million and $33 million, respectively, upon settlement of the forward contracts.

The following summarizes our derivative instruments without hedge accounting designation, which consisted of forward contracts to purchase the noted currencies as a hedge of our net position in monetary assets:

	Notional Amount (in U.S. Dollars)	Fair Value of
		Current Assets(1)	Current Liabilities(2)
As of September 1, 2016
Yen	$1,668	$—	$(10)
Singapore dollar	206	—	—
Euro	93	—	—
Other	85	—	(1)
	$2,052	$—	$(11)
As of September 3, 2015
Yen	$928	$—	$(24)
Singapore dollar	282	—	—
Euro	29	—	—
Other	167	1	—
	$1,406	$1	$(24)

(1)	Included in receivables – other.

(2)	Included in accounts payable and accrued expenses – other.

Realized and unrealized gains and losses on derivative instruments without hedge accounting designation as well as the change in the underlying monetary assets and liabilities due to changes in currency exchange rates are included in other non-operating income (expense), net. Net gains (losses) for derivative instruments without hedge accounting designation were as follows:

For the year ended	2016	2015	2014
Foreign exchange contracts	$185	$(64)	$(27)
Convertible notes settlement obligations	—	7	(59)

Derivative Instruments with Cash Flow Hedge Accounting Designation

Currency Derivatives: We utilize currency forward contracts that generally mature within 12 months to hedge our exposure to changes in cash flows from changes in currency exchange rates for certain capital expenditures.  Currency forward contracts are measured at fair value based on market-based observable inputs including currency exchange spot and forward rates, interest rates, and credit-risk spreads (Level 2 fair value measurements).

For derivative instruments designated as cash flow hedges, the effective portion of the realized and unrealized gain or loss on the derivatives is included as a component of accumulated other comprehensive income (loss).  Amounts in accumulated other comprehensive income (loss) are reclassified into earnings in the same line items of the consolidated statements of operations and in the same periods in which the underlying transactions affect earnings. The ineffective or excluded portion of the realized and unrealized gain or loss is included in other non-operating income (expense), net.  Total notional amounts and gross fair values for derivative instruments with cash flow hedge accounting designation were as follows:

	Notional Amount (in U.S. Dollars)	Fair Value of
		Current Assets(1)	Current Liabilities(2)
As of September 1, 2016
Yen	$107	$2	$(1)
Euro	65	—	(1)
	$172	$2	$(2)
As of September 3, 2015
Yen	$81	$3	$—
Euro	12	—	—
	$93	$3	$—

(1)	Included in receivables – other.

(2)	Included in accounts payable and accrued expenses – other.

For 2016, 2015, and 2014, we recognized $10 million of gains and $10 million and $4 million of losses, respectively, in accumulated other comprehensive income (loss) from the effective portion of cash flow hedges.  The ineffective and excluded portions of cash flow hedges recognized in other non-operating income (expense) were not material in 2016, 2015, and 2014.  For 2016, 2015, and 2014, we reclassified gains of $3 million, $6 million, and $4 million, respectively, from accumulated other comprehensive income (loss) to earnings. As of September 1, 2016, the amount of net gains from cash flow hedges included in accumulated other comprehensive income (loss) expected to be reclassified into earnings in the next 12 months was not material.

Derivative Counterparty Credit Risk and Master Netting Arrangements

Our derivative instruments expose us to credit risk to the extent counterparties may be unable to meet the terms of the contracts.  Our maximum exposure to loss due to credit risk if counterparties fail completely to perform according to the terms of the contracts would generally equal the fair value of assets for these contracts as listed in the tables above.  We seek to mitigate such risk by limiting our counterparties to major financial institutions and by spreading risk across multiple financial institutions. As of September 1, 2016 and September 3, 2015, amounts netted under our master netting arrangements were not material.